                                                                   Exhibit 10.48

                                                     SERVICE AGREEMENT NO. 43847
                                                     CONTROL NO. 1994-07-02-0005

                             FTS 1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 10th day of October, 1994, by and between:

         COLUMBIA GULF TRANSMISSION COMPANY
         ("TRANSPORTER")
         AND
         NORTH CAROLINA NATURAL GAS CORP
         ("SHIPPER")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS 1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff. First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY,
COLUMBIA GAS TRANSMISSION CORPORATION.

Section 2. Term. Service under this Agreement shall commence as of November 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2004, and from YEAR - to- YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001, Attention:
Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

         NORTH CAROLINA NATURAL GAS CORP
         150 ROWAN STREET
         P O BOX 909
         FAYETTEVILLE, NC 28302

         ATTN: GERALD TEELE AND CALVIN WELLS

until changed by either party by written notice.

                                                     SERVICE AGREEMENT NO. 43847
                                                     CONTROL NO. 1994-07-02-0005

                             FTS 1 SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS 1 37842

       NORTH CAROLINA NATURAL GAS CORP

By:    /s/ Gerald A. Teele
       -------------------

Name:  Gerald A. Teele

Title: SVP & CFO

Date:  10/11/94

       COLUMBIA GULF TRANSMISSION COMPANY

By:    /s/ Barry J. Lowery
       -------------------

Name:  Barry J. Lowery

Title: Manager - Agreements Administration

Date:  October 18, 1994

                                                                    Revision No.
                                                   Control No. 1994-07-02 - 0005

Appendix A to Service Agreement No. 43847
Under Rate Schedule FTS 1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
And (Shipper) NORTH CAROLINA NATURAL GAS CORP

                  Transportation Demand                      20,193 Dth/day

                             Primary Receipt Points

Measuring                   Measuring                          Maximum Daily
Point No.      Footnote     Point Name                       Quantity (Dth/Day)
---------      --------     ----------                       ------------------
27000010          01        CGT-RAYNE                              20,193

                                                                    Revision No.
                                                   Control No. 1994-07-02 - 0005

Appendix A to Service Agreement No. 43847
Under Rate Schedule FTS 1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
And (Shipper) NORTH CAROLINA NATURAL GAS CORP

                            Primary Delivery Points

Measuring                   Measuring                  Maximum Daily
Point No.    Footnote       Point Name               Quantity (Dth/Day)
---------    --------       ----------               ------------------
801             01          TCO-LEACH                      20,193

                                                                    Revision No.
                                                   Control No. 1994-07-02 - 0005

Appendix A to Service Agreement No. 43847
Under Rate Schedule FTS 1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY
And (Shipper) NORTH CAROLINA NATURAL GAS CORP

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1994. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

       NORTH CAROLINA NATURAL GAS CORP

By:    /s/ Gerald A. Teele
       -------------------

Name:  Gerald A. Teele

Title: SVP & CFO

Date:  10/11/94

       COLUMBIA GULF TRANSMISSION COMPANY

By:    /s/ Barry J. Lowery
       -------------------

Name:  Barry J. Lowery

Title: Manager - Agreements Administration

Date:  October 18, 1994